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                                                                      Exhibit 23

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated July 27, 2001 included in this form 10-K, into the Company's previously filed Registration Statement (File Nos. 33-35760, 33-57615, 33-60071, 33-64383, 33-63715, 33-63717, 33-59002, 33-33245, 33-33244, 333-17987,
333-18385, 333-41427, 333-71839, 333-71797, 333-91345, 333-96173, 333-67442,
333-67510, 333-67512 and 333-68958).


                                        /s/ Arthur Andersen LLP
                                        -----------------------------
                                            Arthur Andersen LLP

Chicago, Illinois
September 25, 2001